Acquisition of Cortland Bancorp June 23, 2021 Exhibit 99.2

Disclosure Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, asset quality trends and profitability of Farmers National Banc Corp. (“Farmers”). Forward-looking statements are not historical facts but instead express only management’s current expectations and forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of Farmers’ control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition may differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements include impacts from the COVID-19 pandemic on local, national and global economic conditions; higher default rates on loans made to our customers related to the COVID-19 pandemic and its impact on our customers’ operations and financial condition; unexpected changes in interest rates or disruptions in the mortgage markets related to COVID-19 or other responses to the health crisis; and the other factors contained in Farmers’ periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2020, and Quarterly Report on Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on Farmers’ website (www.farmersbankgroup.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date.  Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.   Use of Non-GAAP Financial Measures  This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”).  These non-GAAP financial measures include “Core Deposits” and “Tangible Common Equity ratio.”  Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of Farmers’ deposit profile and capital.   These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures.  Because not all companies use the same calculation of “Core Deposits” and “Tangible Common Equity ratio,” this presentation may not be comparable to other similarly titled measures as calculated by other companies.   2

Strategic Partnership to Drive Value 3 Logical In-Market Combination Shared Vision & Culture Enhances Executive Team & Board Financially Attractive Increases deposit market share to #2 in Trumbull County and #3 in Mahoning County Expands market presence in attractive Cleveland suburban markets Enhances economies of scale and ability to expand product offerings to CLDB’s customer base Shared commitment to customers, communities and employees Combination creates a stronger Northeastern Ohio based financial institution offering a diversified mix of banking, wealth management and insurance products 2 directors from CLDB’s Board to join FMNB’s Board at closing Jim Gasior and Tim Carney to join FMNB’s executive team to ease transition and promote future growth of the pro forma franchise Increases assets ~ 25% to $4.1 billion at close Double-digit EPS accretion anticipated (~13.5% fully phased in) Tangible book value earn-back of approximately 3.3 years (crossover method) Internal rate of return > 20%

Graph in millions As of June 30, 2020 Farmers Trust Company (2009) Farmers National Insurance (2008) Private Client Services (2012) National Associates (2013) National Bancshares (2015) Bowers Insurance (2017) Tri-state 1st Banc (2016) Monitor Bancorp (2018) Maple Leaf (2019) Six acquisitions in the past six years* Target franchises with similar culture, compelling reputation, and strong customer base Focus on businesses that support cross sell opportunities and diversify footprint into compelling banking markets Reasonable price with a currency mix of cash and stock Manageable initial tangible book value dilution Long-term strategy of value-enhancing acquisitions Proven Acquisition History and Strategy 4 Graph in millions. * 2021 at March 31, 2021, and includes Cortland Bancorp Cortland Bancorp (2021) * Including CLDB

Pro Forma Franchise Pro Forma Highlights $572M market cap(3) $4.1B assets(1) $2.6B loans(1) $3.3B deposits(1) 48 locations(2) Pro Forma Branch Map Pro Forma Loans & Deposits(4) 5 Source: S&P Global Market Intelligence Estimated at close Assumes two location closures Based on FMNB’s closing stock price of $16.87 on June 22, 2021 Based on bank-level data as of March 31, 2021

Combining Two High Performing Franchises Q1 2021 Performance 6 Source: S&P Global Market Intelligence

Cortland Bancorp Financial Highlights 7 Source: S&P Global Market Intelligence Note: Profitability CAGRs are calculated based off 2021 Q1 annualized figures

Pro Forma Deposit Market Share 8 Source: S&P Global Market Intelligence; Census.gov Note: Deposit data as of June 30, 2020 per the FDIC’s Summary of Deposits; population data based on S&P Global Market Intelligence; median household income data sourced from Census.gov website Assumes one location closure Trumbull County, OH Mahoning County, OH Enhances FMNB’s market share to #2 in Trumbull County and #3 in Mahoning County Increases presence in Cuyahoga County, the state’s 2nd most populous county with 1.2 million people and provides entry into Summit County (541k people) and Portage County (162k people) Establishes presence in attractive Cleveland suburbs of Hudson ($135 thousand median household income) and Strongsville ($88 thousand median household income)

Pro Forma Loan & Deposit Composition 9 Source: S&P Global Market Intelligence Note: Bank-level loan and deposit compositions as of March 31, 2021; MRQ loan yield and cost of deposits Loan Composition ($000s) Deposit Composition ($000s)

Transaction Terms 10 Consideration Multiples Board / Management Timing / Approvals 1.75 shares of FMNB common stock or $28.00 per share in cash for each share of CLDB, subject to 75% of being exchanged for stock and 25% being exchanged for cash Aggregate Deal Value of $124 million or $29.14 per share(1) Deal Value / Tangible Book Value: 153% Deal Value / LTM Net Income: 12.8x Deal Value / YTD Ann. Net Income: 11.2x Core Deposit Premium(2): 6.7% 2 directors from CLDB’s Board to join FMNB’s Board at closing Jim Gasior to join FMNB as Senior EVP and Corporate Development Officer Tim Carney to join FMNB as Senior EVP and Chief Banking Officer Expected closing 4th quarter 2021 CLDB shareholder approval required Customary regulatory approvals Based on FMNB’s closing stock price of $16.87 on June 22, 2021 Core deposit premium defined as aggregate deal value less Cortland’s tangible common equity divided by Cortland’s deposits less time deposit accounts with balances over $100,000

Modeling Assumptions

Credit Mark	• Total gross credit mark of $11 million (2.3% of CLDB's MRQ gross loan portfolio excluding loans held for sale and PPP loans) – $4.6 million allocated to purchase credit deteriorated (PCD) loans – $6.4 million allocated to non-PCD loans
Interest Rate Marks	• ~$3.2 million write-up of loan portfolio • ~$0.9 million write-up of deposit portfolio • ~$1.9 million write down of trust preferred securities
Other Marks	• $2.8 million core deposit intangible amortized over 10 years using the sum-of-the-year's digits method • $1.0 million write down of fixed assets • AOCI amortized straight line over 4 years
Cost Savings & Restructuring Charges	• ~39% costs savings with 75% phased in 2022 and 100% thereafter • ~$11.1 million merger charges

FARMERS NATIONAL BANC CORP. 11

Financial Impact Summary

Estimated Pro Forma Balance Sheet

- $4.1 billion in assets (25% increase)
- $2.6 billion of loans (26% increase)
- $3.3 billion of deposits (26% increase)

Per Share Impact

- 12.4% projected accretion to FMNB's 2022 EPS (75% cost savings phased in) and 13.5% projected accretion on a fully phased in basis(1)
- TBV per share dilution of ~6.4% earned back in ~3.3 years using the cross over method(2)

Pro Forma Capital Ratios(2)

- Leverage: ~9.1%
- CET1: ~13.0%
- Total Risk Based Capital: ~14.6%

(1) Excluding one time merger charges
(2) Assumes all one-time merger charges of approximately $11.1 million booked at close

FARMERS NATIONAL BANC CORP. | 12

Comprehensive Due Diligence 13 Completed a coordinated comprehensive due diligence review with executives from FMNB & CLDB, along with advisors & consultants Detailed credit review completed by internal team and augmented with a 3rd party independent review Track record of successful integration and realization of cost savings Comprehensive Loan Review Analysis $252 Million Commercial loans reviewed $38 Million Commercial unfunded commitments reviewed 66% of total commercial loans 90% review of special mention and substandard loans 93% of classified loans 72% of “worst-pass” rated loans Loan Review Process Diligence Focus Areas Asset Quality ü Commercial Lending ü Financial and Accounting ü Financial Reporting and Analysis ü Operations ü Information Technology ü Legal ü Treasury ü Consumer Lending ü Compliance ü Systems ü Human Resources ü